Restricted Cash And Investments	12 Months Ended
Dec. 31, 2011
Restricted Cash And Investments [Abstract]
Restricted Cash And Investments
8.	Restricted Cash and Investments

As of December 31, 2011, restricted cash and investments primarily consisted of net proceeds from $600.0 million 30-year variable rate Gulf Opportunity Zone bonds issued in November 2010. The restricted cash and investments are held in a trust account and are to be used to partially fund the capital costs associated with the construction of Nucor's direct reduced ironmaking facility in St. James Parish, Louisiana. Funds are disbursed as qualified expenditures for the construction of the facility are made ($43.2 million in 2011 and none in 2010). Restricted investments totaled $514.3 million at December 31, 2011(none at December 31, 2010), and are held in similar short-term investment instruments as described in Note 4. Interest earned on these investments is subject to the same usage requirements as the bond proceeds. Since the restricted cash, investments and interest on investments must be used for the construction of the facility, which is expected to occur through mid-2013, the entire balance has been classified as a non-current asset.